Exhibit 99.2
                                                    Trenwick America Corporation

                          Trenwick America Corporation
                           List of non-Debtor Entities

Trenwick America Reinsurance Corporation
The Insurance Corporation of New York
Chartwell Advisors Limited
Canterbury Financial Group Inc.
Trenwick America Services Corporation